                                                                   Exhibit 99.35

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Total


                                                   AGGREGATE                          WEIGHTED
                                                   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE
                                  NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT
                                MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE
                                --------------  --------------  ----------  --------  --------
1st Lien, No Silent 2nds             2,243      $  560,245,041     44.25%     7.367%     614
1st Lien, Silent 2nd not in
   deal                                201      $   33,550,616      2.65%     7.226%     646
1st Lien, Loud 2nd in deal           1,985      $  540,305,069     42.67%     7.083%     659
2nd lien, 1st not in deal               25      $    1,250,267      0.10%    11.024%     644
2nd lien, 1st in deal                1,984      $  130,787,655     10.33%    10.645%     659
                                     -----      --------------    ------     ------      ---
TOTAL:                               6,438      $1,266,138,649    100.00%     7.584%     639
                                     =====      ==============    ======     ======      ===

                                                       WEIGHTED
                                  AVERAGE    WEIGHTED   AVERAGE
                                 PRINCIPAL    AVERAGE  COMBINED     PERCENT
                                  BALANCE    ORIGINAL  ORIGINAL      FULL       PERCENT
                                OUTSTANDING     LTV       LTV    DOCUMENTATION     IO
                                -----------  --------  --------  -------------  -------
1st Lien, No Silent 2nds          $249,775    80.84%    80.84%       41.68%      14.48%
1st Lien, Silent 2nd not in
   deal                           $166,918    80.13%    99.42%       42.81%      15.98%
1st Lien, Loud 2nd in deal        $272,194    79.89%    99.23%       24.19%      24.20%
2nd lien, 1st not in deal         $ 50,011    98.72%    98.72%       40.37%       0.00%
2nd lien, 1st in deal             $ 65,921    99.47%    99.47%       25.00%       0.00%
                                  --------    -----     -----        -----       -----
TOTAL:                            $196,666    82.36%    91.12%       32.52%      17.16%
                                  ========    =====     =====        =====       =====

Group 1


                                                  AGGREGATE                         WEIGHTED
                                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE
                                  NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT
                                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE
                                --------------  ------------  ----------  --------  --------
1st Lien, No Silent 2nds             1,314      $292,995,855     43.16%     7.395%     607
1st Lien, Silent 2nd not in
   deal                                131      $ 19,849,726      2.92%     7.317%     639
1st Lien, Loud 2nd in deal           1,387      $325,300,769     47.92%     7.123%     658
2nd lien, 1st not in deal                9      $    410,919      0.06%    10.679%     660
2nd lien, 1st in deal                  841      $ 40,349,646      5.94%    10.690%     655
                                     -----      ------------    ------     ------      ---
TOTAL:                               3,682      $678,906,915    100.00%     7.460%     635
                                     =====      ============    ======     ======      ===

                                                       WEIGHTED
                                  AVERAGE    WEIGHTED   AVERAGE
                                 PRINCIPAL    AVERAGE  COMBINED     PERCENT
                                  BALANCE    ORIGINAL  ORIGINAL       FULL      PERCENT
                                OUTSTANDING     LTV       LTV    DOCUMENTATION     IO
                                -----------  --------  --------  -------------  -------
1st Lien, No Silent 2nds          $222,980     79.52%    79.52%      45.10%       6.25%
1st Lien, Silent 2nd not in
   deal                           $151,525     80.20%    99.88%      43.69%       5.15%
1st Lien, Loud 2nd in deal        $234,536     79.94%    99.38%      24.81%      19.11%
2nd lien, 1st not in deal         $ 45,658    100.00%   100.00%      64.07%       0.00%
2nd lien, 1st in deal             $ 47,978     99.54%    99.54%      30.07%       0.00%
                                  --------    ------    ------       -----       -----
TOTAL:                            $184,385     80.94%    90.83%      34.46%      12.00%
                                  ========    ======    ======       =====       =====

Group 2


                                                  AGGREGATE                         WEIGHTED
                                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE
                                   NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT
                                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE
                                --------------  ------------  ----------  --------  --------
1st Lien, No Silent 2nds               929      $267,249,187     45.51%     7.336%     621
1st Lien, Silent 2nd not in
   deal                                 70      $ 13,700,890      2.33%     7.094%     657
1st Lien, Loud 2nd in deal             598      $215,004,300     36.61%     7.023%     661
2nd lien, 1st not in deal               16      $    839,348      0.14%    11.193%     637
2nd lien, 1st in deal                 1143      $ 90,438,009     15.40%    10.625%     661
                                     -----      ------------    ------     ------      ---
TOTAL:                               2,756      $587,231,734    100.00%     7.728%     643
                                     =====      ============    ======     ======      ===

                                                       WEIGHTED
                                  AVERAGE    WEIGHTED   AVERAGE
                                 PRINCIPAL    AVERAGE  COMBINED     PERCENT
                                  BALANCE    ORIGINAL  ORIGINAL       FULL      PERCENT
                                OUTSTANDING     LTV       LTV    DOCUMENTATION     IO
                                -----------  --------  --------  -------------  -------
1st Lien, No Silent 2nds          $287,674    82.30%    82.30%       37.93%      23.51%
1st Lien, Silent 2nd not in
   deal                           $195,727    80.03%    98.77%       41.53%      31.68%
1st Lien, Loud 2nd in deal        $359,539    79.80%    99.00%       23.26%      31.89%
2nd lien, 1st not in deal         $ 52,459    98.10%    98.10%       28.77%       0.00%
2nd lien, 1st in deal             $ 79,123    99.43%    99.43%       22.73%       0.00%
                                  --------    -----     -----        -----       -----
TOTAL:                            $213,074    83.99%    91.46%       30.29%      23.11%
                                  ========    =====     =====        =====       =====